SHORT TERM INVESTMENT	12 Months Ended
Dec. 31, 2024
Investments, All Other Investments [Abstract]
SHORT TERM INVESTMENT

3. SHORT TERM INVESTMENT

	As of December 31, 2024	As of December 31, 2023

Short term investment	7,028,594	-
Total	$7,028,594	$-

In 2024, the Company subscribed for Class A non-voting, redeemable participating shares of Matrix Investment 2 SP, a segregated portfolio of Matrix Investment SPC, an exempted company incorporated with limited liability in the Cayman Islands as a segregated portfolio company. As of December 31, 2024, the net asset value of the investment amounted to USD 7,028,594. Management Fee is 1% per annum of net asset value, accrued monthly. Performance Fee is 30% of the appreciation above the high-water mark, subject to a 15% annual hurdle rate. Shares are redeemable, generally on the first business day of each month, subject to a redemption fee of 1%–2%, which may be waived at the discretion of the directors or the investment manager.